EXHIBIT 32.1
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Principal Financial Officer of China Public Security Technology, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of China Public Security Technology, Inc. for the fiscal quarter ended June 30, 2007.

The undersigned certify that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of China Public Security Technology, Inc. as of June 30, 2007.

This Certification is executed as of August 20, 2007

By: /s/ Jiang Huai Lin
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Jiang Huai Lin
President and Chief Executive Officer
(Principal Executive Officer)

By: /s/ William Ho
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William Ho
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to China Public Security Technology, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.